UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 44

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 46

QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS

55 Old Bedford Road
Lincoln, MA 01773
(781) 259-1144

Jennifer Dowling Dougherty
Chief Financial Officer
QUANTITATIVE INVESTMENT ADVISORS, INC.
55 Old Bedford Road
Lincoln, Massachusetts 01773

Copy to:
John Hunt, Esq.
McLAUGHLIN& HUNT LLP
Ten Post Office Square, 8th Floor
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED MAY 17, 2011

__________, 2011

	Ordinary Shares	Institutional Shares

Quant Micro Cap Fund

As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents	Page

Summary Information About the Fund

Additional Information About Investment Strategies and Related Risks

Management of the Fund

How to Invest

How to Exchange

How to Redeem

Calculation of Net Asset Value

Shareholder Account Policies

Other Policies

Dividends, Distributions and Taxation

Financial Highlights

Quant Columbia Micro Cap Fund

Investment Objective:   Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.__%*	0.__%*
Total Annual Fund Operating Expenses	1.__%	1.__%
[Waiver and Reimbursements]	%**	%**
[Total Annual Fund Operating Expenses after Waivers and Reimbursements]	%	%
*Other Expenses are based on estimated amounts for the current fiscal year.

**[The Manager has contractually agreed to waive the Fund's total annual fund operating expenses [(excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to ___% for Ordinary Shares and ___ % for Institutional Shares until at least [          ]. The contractual waiver may be terminated or modified at any time prior to this date only with the approval of the Board of Trustees.]

Example

[THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS.] This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be: [TO BE UPDATED BY AMENDMENT]

	1 year	3 years
Ordinary Class	$___	$___
Institutional Class	$___	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).   A higher portfolio turnover rate may indicate higher transaction costs and may results in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

The Fund had not commenced operations as of [_________, 2011], and thus, there is no annual portfolio turnover rate information included.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks of micro-cap companies.  The Fund considers a micro-cap company to be a company having a market capitalization (at time of purchase) usually not to exceed the market capitalization of the largest company in the Russell Microcap Index. Most if not all of the securities held by the Fund are non-ADR securities that trade on a U.S. exchange.

The Fund employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer data bases to assist in the stock selection process, with little or no subjectivity in the selection of individual portfolio securities. The financial model used by the Fund’s investment adviser is proprietary and relies on certain traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as certain non-traditional factors.  In general, the model periodically ranks a large universe of micro-cap companies, identifies approximately 100 companies as being the best investments from a universe that will vary depending on market conditions, but will generally not exceed 2,000 companies, and allocates portfolio weightings to each of those companies. The Fund’s investment adviser evaluates each model-derived portfolio to determine if the model-generated portfolio must be modified so as to be consistent with the Fund’s investment objective or to reflect events that may not otherwise be reflected in the model.

The Fund may lend portfolio securities in an attempt to generate revenue and improve performance for the Fund.  The extent of securities loaned will vary based on market conditions and other factors.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  You may lose money by investing in the Fund.  Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected.  Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.  Equity securities generally have greater price volatility than fixed income investments.

Micro-Cap Companies

Micro-cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small inexperienced management group.   Micro-cap companies’ earnings and revenue tend to be less predictable than larger companies.  Stocks of these companies may trade less frequently, in limited volume and on smaller markets, and their prices may fluctuate more than stocks of other companies.  Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.  Such stocks may be harder to sell at the times and prices the Fund’s investment adviser thinks appropriate, and at times, there may not be any market for such stocks.

Securities Lending Risk

Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Non-Diversification

The Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

Performance

The Fund had not commenced operations as of the calendar year ended [___________, 2011], and thus, there is no annual performance information included.

Management

The Fund is managed by Quantitative Investment Advisors, Inc. d/b/a Quant Advisers.Columbia Partners, L.L.C., Investment Management serves as the Fund’s investment adviser.  The following employees of the Fund’s investment adviser serve as the portfolio managers of the Fund:

Investment Team	Fund Experience
Robert A. von Pentz, CFA	CIO - Sr. Equity Portfolio Manager and Research Analyst since 1996
Daniel M. Goldstein, CFA	Equity Team Portfolio Manager and Research Analyst since 1996

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Quant Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000	Contact Information Mail: Quant Funds Attention: Transfer Agent 55 Old Bedford Road Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.quantfunds.com
Ongoing Investment Minimum Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.  These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services.   These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s internet site for more information.

QUANT FUNDS

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. There is no guarantee the Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND/OR RELATED RISKS

The following information provides supplemental information about the principal investment strategies and risks of the Fund.  Unless otherwise indicated, the following risks are considered non-principal for the Fund.

Investments other than Common Stocks.The Fund may invest up to 20% of its assets in investments such as preferred stocks, convertible securities, fixed income securities, real estate investment trusts, or repurchase agreements.

The Fund will invest in convertible securities primarily for their equity characteristics.

The Fund may invest in fixed income securities of any maturity. The Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Real estate investment trusts(“REITs”).  The Fund may invest in REITs.   REITs are trusts that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, a Fund will, in some cases, indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Value Stocks.The Fund may invest in value stocks. A value stock is a stock the Adviser believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth.   To the extent the Fund invests in value stocks, if the Adviser’s assessment of a company’s prospects is wrong, or if the market fails to recognize the stock’s value, then the price of the company’s stock may not approach the value that the Adviser believes is the full market value. Value stocks may also decline in price even when the Fund’s Adviser already believes they are undervalued.

Growth Stocks.The Fund may invest in growth stocks. A growth stock is a stock the Adviser believes will have earnings that are likely to grow faster than the economy as a whole.  To the extent the Fund invests in growth stocks, if the Adviser’s assessment of the prospects for the company’s earnings growth is wrong, or if its judgment about how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s Adviser has placed on it.

Depositary Receipts.The Fund may each invest in depositary receipts.  A depositary receipt is a receipt traded on an investor’s domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts (“ADRs”) are receipts of shares of a foreign-based company traded on a U.S. market. Rather than buying shares of foreign-based companies in foreign markets, U.S. investors may buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts (“GDRs”) are receipts of shares of a company traded on a foreign market, typically an emerging market, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult or expensive trading on the issuing company’s home exchange. Because the companies issuing GDRs may not be as well established or may not use the same accounting system as more developed markets, their stocks may tend to be more volatile and less liquid. Other types of depositary receipts may also be used.

Warrants.The Fund may invest in warrants.  Warrants are securities that give the holder the right to purchase securities (usually stock) from the issuer at a specific price within a certain time frame.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. An investment in warrants may be considered more speculative than certain other types of investments. The value of a warrant does not necessarily change with the value of the underlying securities, and warrants expire worthless if they are not exercised on or prior to their expiration date.

Micro-, Small- and Mid-Cap Companies.Investment in micro-cap companies is a principle risk for the Fund.The Fund may invest in micro-, small- and mid-cap companies.  Such companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Micro-, small and mid-cap companies’ earnings and revenue tend to be less predictable than larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund’s Adviser thinks appropriate.

Securities Lending.Securities lending risk is a principle risk for the Fund.  The Fund may lend securities from their portfolios to brokers, dealers and other financial institutions.  Loans of portfolio securities by the Fund may not exceed 30% of the value of the Fund’s total assets.  Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower.  When the Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such cash collateral, often referred to as “investment risk”.

The Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk”.  In the event of a borrower default, the Fund will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities.  In addition, the Fund may be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

During the term of a loan, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities.  The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

Derivatives.The Fund may invest in derivatives.  The Fund may use futures and options on securities, indices and currencies and other derivatives.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on the Fund’s risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.  Derivatives may be used for both hedging and non-hedging purposes. Derivatives will not be used as a primary investment technique. Non-principal uses could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates; using derivatives as a substitute for buying or selling securities or to increase the Fund’s return as a non-hedging strategy that may be considered speculative.

Call Options Risk.   The Fund may invest in call options.  Risks related to this investment include:  Limited Gains.   By writing (selling) call options (each, a “Call Option”) on equity securities, equity indexes and Exchange Traded Funds (“ETFs” and collectively with such equity securities and equity indexes, the “Subject Securities”), the Fund may forego the opportunity to benefit from an increase in the price of the Subject Security above the exercise price of the Call Option, but continues to bear the risk of a decline in the value of the Subject Security.  While the Fund will receive a cash premium for writing the Call Option, the price the Fund realizes from the sale of a Subject Security upon exercise of the option could be substantially below such Subject Securities prevailing market price.  Lack of Liquidity for the Call Option.  A liquid market may not exist for a Call Option.  If the Fund is not able to close out a Call Option, the Fund will not be able to sell the underlying Subject Security until the Call Option expires or is exercised.  Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the Subject Securities underlying a Call Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.  Additional Counterparty Risk.  Selling Call Options may result in increased exposure to the purchaser of the Call Option.  The Adviser intends to minimize such counterparty risk by selling Call Options that may be exchange traded.  Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure.

Put Options Risk.The Fund may invest in Put Options.   Risks related to this investment include:  Additional Cost.  By purchasing put options (each, a “Put Option”) on Subject Securities, the Fund will lock in the ability to sell a Subject Security at a pre-determined target price, but will continue to benefit from any upward movement in the value of the Subject Security.  While the Fund will pay a cash premium for purchasing the Put Option, the Adviser believes that the cost of purchasing the Put Option is offset by the ability to sell the Subject Security at a pre-determined price thus locking in a pre-determined gain.  Lack of Liquidity for the Put Option.  A liquid market may not exist for a Put Option.  If the Fund is not able to close out a Put Option, the Fund will not be able to sell the underlying Subject Security until the Put Option expires or is exercised.  Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the Subject Securities underlying a Put Option, the Fund may be less likely to sell the Subject Securities in its portfolio to take advantage of new investment opportunities.  Additional Counterparty Risk.  Purchasing Put Options may result in increased exposure to the seller of the Put Option.  The Adviser intends to minimize such counterparty risk by purchasing Put Options that may be exchange traded.  Options contracts traded on the five (5) major U.S. options exchanges, plus numerous non-U.S. options exchanges are guaranteed by the Options Clearing Corporation, thus minimizing the counterparty exposure.

Other Investment Companies.The Fund may invest up to 10% of its total net assets in other investment companies including ETFs to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees paid by such other investment companies in which it invests in addition to the investment advisory fee paid by the Fund. Shareholders of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Short-Term Trading. Normally, the Fund’s Adviser does not trade for short-term profits. The Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Fund’s investment criteria.

Cash Management and Temporary Defensive Strategies.Under normal market conditions, the Fund’s Adviser invests substantially all of the Fund’s assets to meet the Fund’s investment objective. The Fund’s Adviser may invest the remainder of the Fund’s assets in short-term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the Fund’s Adviser may determine that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Fund’s Adviser may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. Although the Fund’s Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its objective.

Changes in Policies. The Fund’s policy of investing at least 80% of its net assets (less borrowings for investment purposes) in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

Disclosure of Portfolio Holdings.A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

MANAGEMENT OF THE FUNDS

Quantitative Investment Advisors, Inc., d/b/a Quantitative Advisors, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 (the “Manager”) is responsible for day to day management of the business and affairs of the Fund subject to oversight by the Board of Trustees of the Fund (the “Board”).

The Manager

The Manager is a privately held financial services firm providing Management and administrative services and facilities to the Quant Funds. As of June 30, 2011, the firm had approximately $___ million in assets under management.

The Manager may, subject to the approval of the Board, choose the investments of the Fund itself or select a subadviser (the “Adviser”) to execute the day-to-day investment strategies of the Fund. The Manager currently employs the Adviser to make the investment decisions and portfolio transactions for the Fund and supervises the Adviser’s investment program.

Day-to-day responsibility for investing the Fund’s assets currently is provided by the Adviser described below. The Quant Funds have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated subadvisers to any Quant Fund without obtaining shareholder approval. With Board approval, the Manager may employ a new unaffiliated subadviser for the Fund, change the terms of the advisory contract with an unaffiliated subadviser, or enter into new advisory contracts with a subadviser. The Manager retains ultimate responsibility to oversee the subadvisers to the Quant Funds and to recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate the advisory contract applicable to the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified if the Adviser is removed or replaced or if there has been any material amendment to an advisory contract.

The Adviser and Portfolio Management

The Adviser provides portfolio management and related services to the Fund, including trade execution.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund.

Adviser. Columbia Partners, L.L.C., Investment Management (“Columbia”), 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as the investment subadviser to the Fund. As of June 30, 2011, Columbia had approximately $___ billion in assets under management for individual, pension plan and endowment accounts.

Portfolio Management. The Fund is co-managed by Robert von Pentz and Dan Goldstein.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Adviser, primary role and investment experience
Robert A. von Pentz, CFA	Since 1996	Chief Investment Officer and head of Equity Investments since 1996 Investment professional since 1984
Dan Goldstein, CFA	Since 1996	Equity Team Portfolio Manager and Research Analyst since 1996 Investment professional since 1994

MANAGEMENT AND ADVISORY FEES

The rate shown is a fixed rate based on the Fund's average daily net assets. [TO BE UPDATED BY AMENDMENT]

Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Advisory Fee Rate* (for fiscal year ended March 31, 2011)
Quant Columbia Micro Cap Fund	All Asset Levels	[ ]	N/A**

* [The Manager has agreed to limit the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, acquired fund fees and expenses)to a certain level until at least [        ]. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the "Fees and Expenses of the Fund" table in the Fund Summary of the Prospectus, and additional information is included under” Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.

**Since the Fund is new, no Actual Investment Advisory Fee Rate information’s available.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s next annual or semi-annual report to shareholders, following such approval. You may request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Quant Funds representative at1-800-326-2151. The reports are also available, free of charge, at[www.quantfunds.com/info].

Expense Limitation.The Manager has contractually agreed to limit the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, acquired fund fees and expenses) to ___ percent for Ordinary Shares and ___ percent for Institutional Shares until at least [        ]. For information about how the expense limits, including how it affects the total expenses of the Fund, see the "Fees and Expenses of the Fund" table in the Fund Summary of the Prospectus. The Manager has agreed to continue the waiver until at least [           ]. [TO BE UPDATED BY AMENDMENT]

Revenue Sharing Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor, U.S. Boston Capital Corporation) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will be paid by the Manager or its affiliates out of their profits or other available sources and will not impact the total operating expenses of the Fund. The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments”, may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Funds or to provide marketing or service support to the Funds.

In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund.  Please contact your financial intermediary for details about revenue sharing payments it may receive.

Administrative and Processing Support Payments.The Manager or its affiliates may make payments to certain financial intermediaries that sell Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Fund does not pay for these costs directly. The Manager or its affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Distributor and Distribution Plan

U.S. Boston Capital Corporation is the distributor of the Fund’s shares.

The Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of Fund shares and for services provided to shareholders of the Fund’s Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

SHARE CLASS ELIGIBILITY

The Fund offers two classes of shares through this prospectus: Ordinary Shares and Institutional Shares.

Ordinary Shares are available to all purchasers and are subject to a fee of 0.25% charged pursuant to Rule 12b-1 under the 1940 Act (“12b-1 fee”).  Institutional Shares are available to limited classes of purchasers on a “no-load” basis, that is, they are not subject to a sales charge or 12b-1 fee.

At this time the Quant Funds do not accept applications from Foreign Persons (persons who are not U.S. citizens or resident aliens).

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

•  participate in the Funds’ Automatic Investment Plan;

•  open a Uniform Gifts/Transfers to Minors account; or

•  open an Individual Retirement Account (“IRA”) or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, as amended, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Manager, at its discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Manager, at its discretion, reserves the right to impose a minimum at any time.

Institutional Shares

Institutional Shares are offered to clients who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Quant Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

Institutional Shares are not subject to any sales charges or fees pursuant to the Funds’ 12b-1 Plan.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more
(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;

(ii) banks and insurance companies purchasing shares for their own account;
(iii) an insurance company separate account; or
(iv) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate
If an account or group of accounts is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:
(1) A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code;
(2) An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or
(3) A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

None
Investments made for an individual account or a group of accounts:
(i) through an eligible mutual fund wrap program. To be eligible, a mutual fund wrap program must offer allocation services, charge an asset-based fee to its participants for asset allocation and/or offer advisory services, and meet trading and operational requirements under an appropriate agreement with the Distributor or clearing entity; or
(ii) by registered investment advisors who are (a) charging an asset based fee for their advisory services and (b) purchasing on behalf of their clients.
You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Quant Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
None
(i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or
(ii) officers, partners, trustees or directors and employees of the Funds, the Funds’ affiliated corporations, or of the Funds’ Subadvisers and their affiliated corporations (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.
To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, a division of the Manager (“Transfer Agent”), with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Funds.

The Manager, at its sole discretion, may accept investments of $1 million or more in the aggregate from other classes of investors substantially similar to those listed above. In addition, the Manager may waive or lower initial investment amounts in other circumstances. Please call 1-800-326-2151 for more information.

HOW TO PURCHASE

Making an Initial Investment

You must provide the Fund with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.quantfunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.

Identity Verification. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may close your account if it cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check. You may purchase shares of the Funds by sending a check payable in U.S. dollars to Quant Funds specifying the name(s) of the Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Quant Funds

Attention: Transfer Agent

55 Old Bedford Road, Suite 202

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashiers’ checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated.

Minimum Account Size

Each Quant Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and 5,000 shares for Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to certain qualified retirement plan accounts.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of the Fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in the Fund. You may pay for all purchases with a single check. Additional shares may be purchased by ACH payment as well.

Investments through Tax-Deferred Retirement Plans

The Funds are available for investment through various tax-deferred retirement vehicles.  Please call 1-800-326-2151 for assistance.   These types of investments may be subject to specific fees.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Fund being acquired may legally be sold. Individual Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Generally, shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Funds from the possibility of fraudulent requests for redemption.

Generally, shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Quant Funds

Attention: Transfer Agent

55 Old Bedford Road, suite 202

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time). Once you make a telephone redemption request, you may not cancel it. The Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

You can directly redeem shares of the Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Fund.

Good order means that:

•  You have provided adequate instructions

•  There are no outstanding claims against your account

•  There are no transaction limitations on your account

Medallion signature guarantees and other requirements

You are required to obtain a medallion signature guarantee when you are:

•  Requesting certain types of transfers or exchanges or sales of fund shares in excess of $100,000

•  Requesting a redemption within 30 days of changing your account registration or address

•  Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Payment of Redemption Amount

The Funds will generally send redemption proceeds within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Funds reserve the right to hold the redemption check until monies have been collected by the Fund from the customers’ bank.

The Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Redemptions In-Kind

For redemptions in excess of $250,000, or 1% of the Fund’s net assets, whichever is less, the Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash).

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of the Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Fund. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price. The Fund will accept orders for purchases of shares on any day on which the NYSE is open.  The offering of shares of the Fund may be suspended from time to time, and the Fund reserves the right to reject any specific order.

Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Fund. The Fund calculates its net asset value by adding the value of the Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of the Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

The Fund’s assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of the Fund’s net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Board. Other significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, the Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

To the extent that the Fund holds foreign securities, the Fund translates values for any portfolio investments quoted in foreign currencies into U.S. dollars using currency exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s net asset value. Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for the Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of the Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

SHAREHOLDER ACCOUNT POLICIES

Household Delivery of Fund Documents

The Quant Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Fund. If you wish to revoke your consent to this practice, you may do so by notifying the Quant Funds, by phone or in writing (see “How to contact us”). The Quant Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Privacy

The Quant Funds have a policy that protects the privacy of your personal information. A copy of the Quant Funds’ privacy notice was given to you at the time you opened your account. The Quant Funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through the Quant Funds’ website.

Excessive Trading

Frequent trading into and out of the Fund can disrupt portfolio management strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. As the Fund invests in micro-cap, small-cap and, from time to time, foreign securities, the Fund may have increased exposure to the risks of short term trading.

Each of the Quant Funds discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Quant Fund’s shares to be excessive for a variety of reasons, such as if:

•  You sell shares within a short period of time after the shares were purchased;

•  You make two or more purchases and redemptions within a short period of time;

•  You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•  We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Quant Fund shares by Quant Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Quant Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the Quant Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Quant Fund may be adversely affected.

Frequently, Quant Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Quant Funds’ policies.

The Quant Funds may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Quant Funds may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Quant Fund believes are requested on behalf of market timers. The Quant Funds reserve the right to reject any purchase request by any investor or financial institution if the Quant Funds believe that any combination of trading activity in the account or related accounts is potentially disruptive to the Quant Funds. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Quant Funds. The Quant Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Quant Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Quant Funds may impose further restrictions on trading activities by market timers in the future. The Fund’s prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

OTHER POLICIES

The Quant Funds reserve the right to:

•  charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Quant Funds will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•  revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

•  charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

•  suspend transactions in Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions

The Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

Unless you elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund. You may also elect to have dividends, capital gains, or both paid in cash. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least ten dollars. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Fund. All distributions, whether received in shares or cash, are taxable and must be reported by you on your federal income tax returns.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor. The Fund will distribute all, or substantially all, of its net investment income and net capital gains to their respective shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the Fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account. Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because the Fund is new.

QUANT FUNDS

OBTAINING ADDITIONAL INFORMATION
More information about the Quant Funds may be obtained free upon request.

The Fund’s Statement of Additional Information (“SAI”) and, as they become available, annual and semi-annual reports to shareholders, include additional information about the Fund. The Fund’s annual report will discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal years. The SAI and when they become available, the Fund’s financial statements and the independent registered public accounting firm’s report on the financial statements included in the Fund’s most recent annual report to shareholders, are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund also will file a complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The Funds’ most recent portfolio holdings, as filed on Form N-Q, will also available at www.quantfunds.com.

If you have questions about the Fund or your account, or you wish to obtain free copies of the Fund’s current SAI or, when they become available, annual or semi-annual reports, please contact your financial advisor or contact us by mail, by telephone or on the Internet.

By Mail:	Quantitative Institutional Services 55 Old Bedford Road, Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.quantfunds.com

You may review and obtain copies of the Fund’s SAI and, as they become available, financial reports, Forms N-Q and other information, at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Quant Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Quant Funds’ file number.

SEC 1940 Act File #811-3790.

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 17, 2011

[Missing Graphic Reference]

QUANT MICRO CAP FUND

Ordinary Shares and Institutional Shares

[_______________], 2011

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated [__________, 2011]for the Ordinary Shares and Institutional Shares of Quant Micro Cap Fund (the “Fund”), as supplemented or revised from time to time (the “Prospectus”).  This SAI incorporates by reference the Fund’s’ annual report and semi-annual report, as they become available.  A copy of the Prospectus and, as they become available, the Fund’s annual and semi-annual reports may be obtained free of charge by calling 1-800-326-2151, by written request to the Quant Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.quantfunds.com.

TABLE OF CONTENTS
   PAGE

FUND HISTORY                                                                                                                                      ..................................................................................... [3]

INVESTMENT POLICIES, RISKS AND RESTRICTIONS..................................................................... [3]

INVESTMENT RESTRICTIONS OF THE FUND................................................................................. [12]

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE.............................................. [14]

PRINCIPAL SHAREHOLDERS......................................................................................................... [22]

THE MANAGER AND THE ADVISER                                                                                                                                       [22]

THE DISTRIBUTOR THE DISTRIBUTION PLAN................................................................................. [26]

OTHER SERVICE PROVIDERS TO THE FUND ................................................................................... [28]

PORTFOLIO TRANSACTIONS................................................................................................................ [30]

DISCLOSURE OF PORTFOLIO HOLDINGS...................................................................................... [32]

SHARS OF THE TRUST............................................................................................................................ [34]

TAXATION................................................................................................................................... [41]

PROXY VOTING POLICIES………………………………………………………………………… [47]

FUND HISTORY

The Quantitative Group of Funds (the “Trust”) is a registered, open-end, management investment company that was established in 1983 as a business trust under Massachusetts law. A copy of the Amended and Restated Declaration of Trust dated April 2, 1990, as amended, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts.   See THE QUANT FUNDS for additional information.

The Fund is a series of the Trust.   The Fund, together with the other separate series of the Trust are referred to as the “Quant Funds”.  Capitalized terms used in this SAI but not defined herein have the same meaning as in the Prospectus.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable.  Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.  There is no assurance that the Funds’ objectives will be achieved.

Investment Policies and Risks

Convertible Securities.

The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow the Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. The Fund will invest in convertible securities primarily for their equity characteristics.

Other Investment Companies.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company.

The limitations on investments in other investment companies do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange Traded Funds.

Subject to the limitations on investment in OTHER INVESTMENT COMPANIES as such may be modified by an exemptive order or exemptive rule  from the Securities and Exchange Commission  (the “SEC”) with respect to a particular exchange traded fund “ETF”, the Fund may invest in ETFs.

ETFs, such as Standard & Poor’s Corporation (“S&P”) depositary receipts (“SPDRs”), Nasdaq 100 Index Trading Stock (“QQQs”), iShares and various country index funds, are investment companies whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System “NASDAQ”.  ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units”.  The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Real Estate Investment Trusts ("REITs").

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Investment in Initial Public Offerings.

To the extent consistent with its investment objective, the Fund may invest up to 5% of its total net assets (at time of purchase) in initial public offerings (“IPO”) of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of a fund’s investment performance. The Fund cannot assure that investments in IPO’s will continue to be available to the Fund or, if available, will result in positive investment performance, particularly during times when the Fund is of smaller size. In addition, as the Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Fund is likely to decrease.

The Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Fund may continue to hold such stocks for longer-term investment if the Fund’s Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Fund may purchase newly public stocks in the secondary market if the Fund’s Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

Derivatives.

The Fund may invest in derivative instruments such as futures, options, warrants and swaps (“Derivatives”). Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over the counter”). The Fund may use Derivatives both for hedging and non-hedging purposes. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of Derivatives requires sophisticated management and the Fund will depend on its Adviser’s ability to analyze and manage Derivatives transactions. The prices of Derivatives may move in unexpected ways, especially in abnormal or volatile market conditions. Some Derivatives may create “leverage” in the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of Derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell Derivatives positions. A liquid secondary market may not always exist for the Fund’s Derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Fund.

Depository Receipts.

The Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). ADRs, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Fund’s Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Temporary Defensive Strategy.

The Fund may invest in cash, cash equivalents, and short-term debt obligations for temporary defensive purposes and for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government. Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc.(“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Funds’ investment advisor, Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors (the “Manager”)  or the Fund’s subadviser (the“Adviser”), or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

Moody’s bond ratings cited above are as follows:

Aaa:  Bonds that are rated “Aaa” are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or other elements may make long-term risks appear greater than those of “Aaa” securities.

The S&P Corporation bond ratings cited above are as follows:

AAA: “AAA” is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

Fixed Income Securities.

The Fund may invest in fixed income securities of any maturity. The Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Adviser. Fixed income securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

Repurchase Agreements.

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase the security and the Fund to resell the security at a fixed time and price (representing the Fund’s cost plus interest). The Fund will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although the Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Fund’s present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

No more than 5% of the value of the Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days.  Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see "Illiquid Securities" below).  In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

Securities Loans.

The Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. See INVESTMENT RESTRICTIONS OF THE FUNDS. The risks in lending portfolio securities, as with other extensions of credit, consist of (1) possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially or (2) the risk that the underlying collateral will decrease in value. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the security involved.

Options.

The Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. The Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. The Fund may also write call options to partially hedge a possible stock market decline. Because the Fund’s objective is growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. The Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Fund was unable to enter into a closing purchase transaction, the principal risks to the Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Fund, especially during periods when market prices of the underlying securities appreciate.

Short Sales.

The Fund will limit short sales to selling securities "against the box.” No securities will be sold short if after giving effect to any short sales, the value of all securities sold short would exceed 25% of the Fund’s net assets.

The Fund may sell securities “short against the box”. A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use such short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Asset Segregation.

The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund’s portfolio. If the Fund enters into a transaction requiring segregation, such as a short sale, the Fund’s custodian or the Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Forward Commitments.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund holds, and maintains until the settlement date in a segregated account with the Funds’ custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Warrants.

The Fund may invest in warrants purchased as units or attached to securities purchased by the Fund. Warrants provide the Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Illiquid Securities.

Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that the Fund may have difficulty, or may even be legally precluded from, selling within a particular time. The Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to hold more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

Liquidity Risk.

The Fund may make investments in securities that become less liquid in response to market developments or adverse investor perceptions.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all.  An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.  Additionally, in order to meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and on unfavorable conditions causing a loss to the Fund.

Alternative Strategies.

At times, the Adviser may judge that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Adviser may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the Fund. Although the Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Portfolio Turnover.

A change in securities held by the Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by the Fund.

The Fund is new and does not have any historical portfolio turnover rates.  The Fund expects that its annual turnover rate will be between 50% and 100%.

INVESTMENT RESTRICTIONS OF THE FUNDS

Fundamental Investment Restrictions.

The Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1.    67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.    more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1)
purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

(2)
purchase any security if as a result the Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

(3)
make short sales of securities or maintain a short position unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. The Fund may maintain short positions in a stock index by selling futures contracts on that index;

(4)
issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets;

(5)
purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Adviser of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(6)	buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)	act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

(8)	invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;

(9)
make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of the Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan; or

(10)	invest more than 25% of the value of its total assets in any one industry.

Non-Fundamental Investment Restriction.

The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)	make investments for the purpose of exercising control or management.

The following statements are not part of the investment restriction.

Although certain of these policies envision the Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Funds may engage in transactions in stock index futures and related options, the Funds do not currently intend to engage in such transactions.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy (4) above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25% of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications.  The Funds’ policy on concentration does not apply to investments in U.S. government securities.

For purposes of fundamental restriction 4, above, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.

TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.  Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust, but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PUBLIC COMPANIES
Robert M. Armstrong (72)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant services (1998 – Present)	6	NewPage Corporation (2006- Present); NewPage Holding Corporation(2006- Present); NewPage Group, Inc. (2006- Present)
John M. Bulbrook (69)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present);	6	None
William H. Dunlap (60)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998 – 2008); Director, Merrimack County Savings Bank (2005 – Present); Director, Merrimack Bank Corp. (2005 – Present)	6	None
Clinton S. Marshall (54)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	6	None

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.

NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER IN PUBLIC COMPANIES
Willard L. Umphrey (70)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Quantitative Investment Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Quantitative Investment Advisors, Inc.; Pear Tree Partners Management LLC;  USB Corporation; USB Greenville - 86, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Leon Okurowski (68)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Quantitative Investment Advisors, Inc.; Trustee, Quant Funds (4/17/1985 – 9/30/2004)	N/A
Everest USB Canadian
Storage, Inc.; Quantitative Investment Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Greenville - 86, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Deborah A. Kessinger (48)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000-2004); Compliance Attorney, Forefield, Inc. (software provider) (2001-2004) and Compliance Consultant (2007 to present)

				N/A	None
Diane Hunt (48)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Quantitative Investment Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Kelly Lavari (44)	Clerk	(November 2010 to Present)	Regulatory Compliance Manager (since April 2008), Legal and Compliance Associate (4/2005-4/2008) Quantitative Investment Advisors, Inc.	N/A	None

Notes:

1.	The principal occupations of the Trustees and Officers for the last five years have been with the employers shown above; although in some cases they have held different positions with such employers.

2.
Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Quant Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees

The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Quant Funds’ activities, review contractual arrangements with companies that provide services to the Quant Funds and review the Quant Funds’ performance.  The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Quant Funds.  The Trust enters into agreements with various entities to manage the day-to-day operations of the Quant Funds, including the Manager and the Subadvisers, administrator, transfer agent, distributor and custodian.  The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Quant Funds, and exercising general service provider oversight.  The Trustees have engaged the Manager to manage the Quant Funds on a day-to-day basis subject to their oversight.

Leadership Structure and the Board of Trustees.

The Board is currently composed of five (5) Trustees, including four (4) Trustees who are not “interested persons” of any Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor.

The Board has appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor.  The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Board meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees.  The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  The Board’s leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Quant Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees.  In addition, the Audit Committee provides for: (1) effective oversight of accounting and financial reporting responsibilities, and (2) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The Board conducts an annual evaluation of the performance of the Board, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Board’s oversight of the Quant Funds, and (iii) the Board development and implementation governance policies.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Quant Funds.

Oversight of Risk.

The Board oversees risk as part of its general oversight of the Quant Funds. The Quant Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Quant Funds’ officers, the Manager and other Fund service providers perform risk management as part of the day-to-day operations of the Quant Funds. The Board recognizes that it is not possible to identify all risks that may affect the Quant Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Audit Committee activities, including the following: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Quant Funds; (2) reviewing the compliance policies and procedures of the Trust (including the Quant Funds), the Manager and the Subadvisers; (3) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (4) receiving and reviewing reports regarding key service providers; (5) receiving reports from the Chief Compliance Officer of the Quant Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Quant Funds) and their service providers; and (6) meeting with the Manager’s personnel to discuss risks related to the Quant Funds’ investments.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Board of Trustees has established one standing committee, as described below:

Audit Committee.

The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; to appoint or replace the independent registered public accounting firm (the “Auditor”) for the Trust and to act as a liaison between the Auditor and the full Board.  The Audit Committee is comprised of all of the Independent Trustees.  Mr. Marshall is the Chairman of the Audit Committee.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (4) to act as a liaison between the Auditor and the Board.

The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to the full Board of Trustees candidates for consideration as nominees to serve as Independent Trustees.  Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.

The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  During the fiscal year ended March 31, 2011, the Audit Committee met three times.

Trustees’ Qualifications and Experience.

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee.  As noted above, a majority of the Board of Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Quant Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor is decisive in determining that an individual should serve as a Trustee.   Set forth below is a brief description of the specific experience of each Trustee.  Additional details regarding the background of each Trustee are included in the chart earlier in this section.

Robert M. Armstrong. Mr. Armstrong has served as a Trustee since 1985. Mr. Armstrong has more than 30 years of business experience in the real estate and consulting areas, including serving as a chief financial officer. Mr. Armstrong also serves on the board of a public company.

John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.

William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006.  Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience.  Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.

Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee.  Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England.  Additionally, Mr. Marshall has also served on the board of directors of other corporations.

Willard L. Umphrey.  Mr. Umphrey has served as a Trustee since 1985. He is the President of the Manager and a director of the Distributor.

Trustee Compensation

The Quant Funds currently pay each Independent Trustee an annual retainer of $27,000.  Additionally, the Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer of $3,000.  The pro rata share of such compensation paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all of the Funds.

COMPENSATION TABLE
for the fiscal year ended March 31, 2011

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong	N/A	N/A	N/A	$[_________]
John M. Bulbrook	N/A	N/A	N/A	$[_________]
William H. Dunlap	N/A	N/A	N/A	$[_________]
Clinton S. Marshall	N/A	N/A	N/A	$[_________]
Willard L. Umphrey	N/A	N/A	N/A	$[_________]

For the fiscal year ended March 31, 2011, each Trustee was paid a retainer of $[_______] per annum.  Additionally, the Chairman of the Audit Committee was paid an additional retainer of $[_________] per annum.

The Manager, not the Funds, paid Mr. Okurowski an annual fee of $[_________] for services rendered during the fiscal year ended March 31, 2011, as an officer of the Trust.

The Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

At [_____________], 2011, the officers and Trustees as a group [_______________] Ordinary Shares and [_______________] Institutional Shares.*

*  Reflects ownership by the Manager and Distributor.  Mr. Okurowski and Mr. Umphrey are majority owners of the Manager and Distributor.

TRUSTEE SHARE OWNERSHIP TABLE
For the Calendar Year ended December 31, 2010

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in Quant Fund Complex

INDEPENDENT TRUSTEES:

Robert M. Armstrong	None	[__________]
John M. Bulbrook	None	[__________]
William H. Dunlap	None	[__________]
Clinton S. Marshall	None	[__________]

INTERESTED TRUSTEE:

Willard L. Umphrey	over $100,000	over $100,000
.

PRINCIPAL SHAREHOLDERS

As of the date of this SAI, all of the outstanding Ordinary and Institutional Shares are owned by the Manager or an affiliate, which provided the seed capital for the Fund.

THE MANAGER AND THE ADVISER

The Manager

The Manager is an affiliate of U.S. Boston Capital Corporation, the Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Funds, Leon Okurowski, Treasurer of the Funds, individually and jointly with their spouses, together own 100% of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage a Quant Fund itself or, subject to the approval by the Trustees, selects a subadviser (each an “Subadviser”) to manage the Fund. In the latter case, the Manager monitors the Subadvisers’ investment program and results, reviews brokerage matters, oversees compliance by the Quant Funds with various federal and state statutes and the Quant Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Quant Funds with office space, office equipment, and personnel necessary to operate and administer the Quant Funds’ business, and provides general management and administrative services to the Quant Funds, including overall supervisory responsibility for the management and investment of the Quant Funds’ securities portfolios and for the provision of services by third parties such as the Quant Funds’ custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Quant Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Quant Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Quant Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Quant Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Quant Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Quant Fund expenses are allocated among and charged to the assets of the respective Quant Funds and class thereof in accordance with the Quant Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”), which may be based on the relative net assets of each Quant Fund and Class. In addition, the Board of Trustees of the Quant Funds approves reimbursements to the Manager for certain costs associated with providing regulatory and compliance services to the Quant Funds.  For the twelve months ended March 31, 2011, the Trustees have approved reimbursements that amounted to $[_________]. The Quant Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Quant Funds may be a party, and other expenses as determined by the Trustees. The Quant Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

The Quant Funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a Subadviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Subadviser for a Quant Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Subadviser. The Manager retains ultimate responsibility to oversee the Subadvisers and to recommend their hiring, termination, and replacement. Shareholders of a Quant Fund continue to have the right to terminate the Advisory Contract applicable to that Quant Fund at any time by a vote of the majority of the outstanding voting securities of the Quant Fund. Shareholders will be notified of any Subadviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, the Fund pays the Manager a monthly management fee at the annual rate of: 1.00% of the average daily net assets.

A discussion regarding the basis for the Board’s approval of the Management Contract and the Advisory Contract relating to the Fund will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Quant Fund representative at1-800-326-2151. The reports are also available, free of charge, on www.quantfunds.com/info.

Expense Limitation

The Manager has contractually agreed to limit the Fund's total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, acquired fund fees and expenses) to ___ percent for Ordinary Shares and ___ percent for Institutional Shares until at least [        ]. For information about how the expense limits, including how it affects the total expenses of the Fund, see the "Fees and Expenses of the Fund" table in the Fund Summary of the Prospectus. The Manager has agreed to continue the waiver until at least [           ]. For information about how this expense limit affects the total expenses of each class of the Fund, refer to the "Fees and Expenses of the Fund" table in the Fund Summary of the Prospectus.  Provided that the Manager remains as the investment manager to the Fund, the Manager has agreed to continue such waiver until at least [__________].[TO BE UPDATED BY AMENDMENT]

The Subadviser

Columbia Partners, L.L.C., Investment Management, (“Columbia”) 5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815 serves as the Subadviser to the Small Cap Fund. As of March 31, 2011, the firm had approximately $____ billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.

Pursuant to an Advisory Contract with the Manager, the Adviser to the Fund furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by such Adviser and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser, the Manager or the Quant Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Adviser on not less than 30 days’  or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Quant Funds and the Manager terminates generally or terminates with respect to the Fund.

The Advisory Contract provides that the Adviser shall not be subject to any liability to the Funds or to the Manager or to any shareholder of the Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

For services rendered, the Manager pays to the Adviser of the Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Quant Fund is determined separately. Currently, the fees paid by the Manager to the Adviser of the Funds is [____]% of the Fund’s average daily total net assets.

Portfolio Managers

The portfolio managers for the Fund are listed below. In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table show, as of March 31, 2011, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Quant Micro Cap Fund – Columbia (as of March 31, 2011)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Robert A. von Pentz	Registered Investment Companies	0	N/A	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	141	$1,434.6 million	1	$30.4 million
Dan Goldstein	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	141	$1,434.6 million	1	$30.4 million
*For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Conflicts of Interests

It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Subadviser Compensation Structure and Method Used to Determine Compensation

The portfolio managers are compensated with a base salary, bonus, and dividends from their ownership of the Subadviser. The base salary is fixed. The bonus is based on a formula which takes into account the revenues generated by each product category (based upon a fixed percentage of any applicable management fees received) and by the relative performance vs. comparable peer group managers.  The universe of managers against which we measure our portfolio managers’ performance is the PSN Small Cap manager universe which we analyze using SPAR, a research tool made available to us through FactSet. The universe tracks the performance of institutional managers managing portfolios of a similar investment style and allows us to determine how our managers’ performance compares to other managers with similar styles. Its managers are incented to perform well over time and the weightings for performance – both against the benchmark and the peer group – are measured on the average of rolling 12 month and 36 month periods to ensure that short term results do not drive compensation. Mr. Williams manages certain hedged assets, including the Victor Equity Fund, all of which are eligible for performance fees as well as management fees, from which he receives a fixed percentage of any fees paid to the Subadviser. In addition, both receive income distributions based on a fixed formula of the profitability of Subadviser in proportion to their ownership. Overall compensation is structured to reward employees for their individual and company accomplishments based on investment performance, effectiveness, and client satisfaction.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor.

U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Quant Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Funds.

Distribution Plan.

The Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

The Fund pays the Distributor a monthly fee at the annual rate of 0.25% of the average daily net asset value of the Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.

As of the dated of this SAI, the Distributor did not receive any 12b-1 fees from Ordinary Shares because the Fund is new.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to the Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the 12b-1 Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Quant Funds review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements

In addition to payments made by the Fund to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates (including  the Fund’s Distributor) out of its own assets (and not the Fund’s assets).

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (1) 0.30% of the average net asset value of Institutional Shares of the Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (2) 0.25% of the average net asset value of Ordinary Shares of the Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record.  In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.

The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Fund. In this regard, the Manager has established arrangements for the Fund to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40% under certain current arrangements) in the subject Quant Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Fund, and any remainder is paid by the Manager out of its own assets (and not the Fund’s assets).

The Manager and the Distributor (“Quant Affiliates”) make these payments from their own resources (and not out of the assets of the Fund), which include resources that derive from compensation for providing services to the Fund. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Fund as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below. The Quant Funds, the Manager and the Subadvisers do not consider an intermediary’s sales of Quant Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Quant Funds.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Quant Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Funds through the financial intermediary’s distribution system. Quant Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Quant Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Quant Affiliates benefit from the incremental management and other fees paid to Quant Affiliates by the Quant Funds with respect to those assets.

Administrative and Processing Support Payments. Quant Affiliates also may make payments to certain financial intermediaries that sell Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. Quant Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Quant Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

The same financial intermediary may receive payments under more than one arrangement described herein.  Many financial intermediaries that sell shares of the Fund receive one or more types of these payments.  A Quant Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.

As of the date of this SAI, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:

[TO BE COMPLETED BY AMENDMENT]

Please contact your financial intermediary for details about any payments it receives from Quant Affiliates or the Funds, as well as about fees and/or commissions it charges.

OTHER SERVICE PROVIDERS TO THE FUND

Custodian

State Street Bank & Trust Company (the “Custodian”) is the custodian of the Fund’s securities and cash. The Custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Administrator

Quantitative Investment Advisors, Inc. (“Administrator”) provides certain administrative services to the Fund under an Administration Agreement.   As of the date of this SAI, the Administrator has not received a fee because the Fund is new.

Transfer Agent

Quantitative Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for the Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent received a base fee of 0.16% of average total net asset value of each class of shares of the Fund. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25% under certain current arrangements).

For example, Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Fund, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for each Quant Fund.  The independent registered public accounting firm conducts an annual audit of the Quant Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Quant Funds as to matters of accounting and federal and state income taxation.

[The Fund’s financial statements and financial highlights for the fiscal year ended March 31, 2012, and report of the independent registered public accounting firm in the Funds’ Annual Report, when available, are incorporated herein by reference.]

Fund Counsel

McLaughlin & Hunt LLP, Ten Post Office Square, 8th Floor, Boston, Massachusetts 02109, serves as counsel the Funds and the Manager.

Counsel to the Independent Trustees

Goodwin Procter, LLP, 901 New York Avenue, N.W., Washington, D.C. 20001, serves as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

Investment Decisions.

Investment decisions for the Fund are made by the Manager or the Adviser with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for the Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Adviser place the Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Manager in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in advising the Fund. The fees paid to the Adviser by the Manager or paid to the Manager by the Fund are not reduced because the Subadvisers or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by the Advisory Contract, the Manager or Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that Act) to the Manager or Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Adviser’s authority to cause the Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Subadvisers may use broker-dealers who sell shares of the Fund to execute portfolio transactions for the Fund.

Pursuant to conditions set forth in rules of the SEC, the Fund may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Fund.

As of the date of this SAI, the Fund did not pay any brokerage commission because the Fund is new.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Quant Funds’, policies and procedures relating to disclosure of the Quant Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Quant Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Confidential Dissemination to Outside Parties

•
The Manager or Adviser may disclose the Quant Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:

o	there is a legitimate business purpose for the disclosure; and
o	the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.

•	A legitimate business purpose includes disseminating or providing access to portfolio information to:

o	the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;
o	a newly hired subadviser prior to the subadviser commencing its duties;
o	the subadviser of a Quant Fund that will be the surviving Quant Fund in a merger; and
o	firms that provide pricing services, proxy voting services and research and trading services.

•	The confidentiality agreement must contain the following provisions:

o	The Quant Fund’s portfolio information is the confidential property of the Quant Fund and may not be used for any purpose except in connection with the provision of services to the Quant Fund;
o	The information may not be traded upon; and
o	The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.

Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
State Street Bank & Trust Company	Custodian, Pricing Agent, Securities Lending	Daily	None
Tait Weller & Baker LLP	Audit	As needed	None
McLaughlin & Hunt LLP	Legal	As needed	None
Goodwin Procter LLP	Legal	As needed	None
Securities Finance Trust Company	Securities Lending	Daily	None
Proxy Edge	Proxy Voting	Daily	None
RiskMetrics	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None

•
The information that may be disseminated to such outside parties is limited to information that the Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.

•	Non-public portfolio information may not be disseminated for compensation or other consideration.

•
The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.

•
Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Dissemination within the Manager and Subadvisers

•	Dissemination of nonpublic portfolio information to employees of the Manager and Subadvisers shall be limited to those persons:

o	who are subject to a duty to keep such information confidential; and
o	who need to receive the information as part of their duties.

Dissemination to Shareholders

•
As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.

Shareholder Reports.  The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders.  These reports must be mailed within 60 days after the end of the reporting period.  These reports are filed with the SEC.

Form N-Q.  The Trust is required to file their complete portfolio holdings on Form N-Q as of the close of the first and third quarters of each year.  The reports must be filed with the SEC not later than 60 days after the close of the quarter.

On the Trust’s website www.quantfunds.com.The Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Disclosures Required by Law

No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.

Periodic Review

Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any exceptions permitted under the policy.

SHARES OF THE TRUST

Quant Fund Shares, Generally

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, the Quant Funds, each comprised of two (2) classes of shares:  Ordinary Shares and Institutional Shares. There are no rights of conversion between shares of different Quant Funds granted by the Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of a Quant Fund may exchange all or a portion of their shares for shares of a like class in another Quant Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Quant Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Quant Fund and (ii) when the Trustees of the Quant Funds have determined that a matter affects only the interest of one or more Quant Funds, then only holders of shares of such Quant Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Quant Fund and filed with the Quant Fund or by a vote of the holders of two-thirds of the outstanding shares of each Quant Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Quant Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Quant Fund or Trust are entitled to receive the net assets of their Quant Fund, but not of the other Quant Funds. Shareholders have no preemptive rights. The Quant Funds’ fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Quant Funds. However, the Amended or Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Quant Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Quant Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Quant Fund’s property for all loss and expense of any shareholder of that Quant Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Quant Fund of which he was a shareholder would be unable to meet its obligations.

Code of Ethics

The Trust, the Manager, the Subadvisers and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Quant Funds. The Codes of Ethics are on public file with, and are available from, the Commission.

How to Invest

The procedures for purchasing shares of the Fund are summarized in the Prospectus under the caption HOW TO INVEST.

The Quant Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Quant Funds’ behalf. A Quant Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Quant Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Quant Fund.

Exchange of Securities for Shares of the Quant Funds.
Applications to exchange common stocks for Quant Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by a Quant Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Quant Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Quant Funds and must be delivered to the Quant Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

Open Account System.

Under the Quant Funds’ Open Account System all shares purchased are credited directly to your account in the designated Quant Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1.
You may make additional investments in a Quant Fund by sending a check in U.S. dollars (made payable to “Quantitative Group of Funds”) to the Quant Funds, by wire, or by online ACH transactions, as described under HOW TO INVEST in the Prospectus.

2.	You may select one of the following distribution options which best fits your needs.

* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Quant Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Quant Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Tax Deferred Retirement Plans.

Accounts Offered by the Quant Funds. The Quant Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

	Traditional Individual Retirement Accounts (IRAs)
	Roth IRAs
	Simplified Employee Pension Plans (SEP-IRAs)

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Quant Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.

Other Retirement Plans. Quant Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

How to Exchange

The procedures for exchanging shares of one Quant Fund for those of another Quant Fund are also described in the Prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of a Quant Fund and the investment of the redemption proceeds in shares of a like class in another Quant Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Quant Fund being redeemed which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of a Quant Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Quant Fund being acquired in accordance with the customary policy of that Quant Fund for accepting investments.

The exchange of shares of one class of a Quant Fund for shares of a like class of another Quant Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Quant Funds may discontinue offering shares of any Quant Fund or any class of any Quant Fund generally or in any particular State without notice to shareholders.

How To Redeem

The procedures for redeeming shares of the Fund are described in the Prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Quant Funds reserve the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Quant Funds reserve the right not to honor the redemption request until the check or monies have been collected.

The Quant Funds will normally redeem shares for cash, however, the Quant Funds reserve the right to pay the redemption price wholly or partially in kind if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Quant Fund. The redemptions in kind will be selected by the Manager or Adviser in light of the Quant Fund’s objective and will not generally represent a pro rata distribution of each security held in the Quant Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Quant Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Quant Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Quant Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation” below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Quantitative Group of Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Quant Funds may require additional documentation of a customary nature. Shareholders who have authorized the Quant Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Quant Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Quant Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Quant Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

Excessive Trading.

The Quant Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Quant Funds. See Excessive Trading in the Prospectus for more information on the Quant Funds’ policies.

Calculation of Net Asset Value

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price.  If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Quant Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Quant Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Quant Funds’ Trustees (the “Trustees”). The Quant Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Quant Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Quant Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Quant Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by a Quant Fund is determined by its Adviser in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Quant Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Quant Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of a Quant Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Quant Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Quant Funds’ net asset value. If events materially affecting the value of the Quant Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures approved by the Trustees.

Expenses of the Quant Funds directly charged or attributable to any Quant Fund will be paid from the assets of that Quant Fund.  12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Quant Funds in accordance with the 12b-1 Plan.  General expenses of the Quant Funds will be allocated among and charged to the assets of the respective Quant Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Quant Fund or Class.

Price of Shares

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Quant Fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Quant Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Quant Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., a Quant Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

Distributions

Each Quant Fund will be treated as a separate entity for federal income tax purposes (see TAXATION) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Quant Fund basis.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Quant Funds and their shareholders, which includes the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Quant Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.

Each Quant Fund intends to qualify each year as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC, a Quant Fund must (a) derive in each taxable year at least 90% of its gross income from the following sources: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of the Quant Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Quant Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the market value of the Quant Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Quant Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ‘‘qualified publicly traded partnerships’’ (as defined in the Code); and (c) distribute to its shareholders each taxable year at least the sum of (i) 90% of the Quant Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Quant Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).

As a RIC, a Quant Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Quant Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Quant Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Quant Fund in October, November or December with a record date in such a month and paid by a Quant Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Quant Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Quant Fund fails to qualify as a RIC accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Quant Fund in computing its taxable income.  In addition, the Quant Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders.  Moreover, the Quant Fund would not be required to make any distributions to its shareholders.  If a Quant Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if the Quant Fund failed to qualify as a RIC for a period greater than one taxable year, the Quant Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Quant Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions paid out of a Quant Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations, provided that the Quant Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. If a portion of a Quant Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Quant Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Quant Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Quant Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Quant Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Quant Fund. If a Quant Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Quant Fund is exercised, thereby requiring the Quant Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Quant Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Quant Fund expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option that is purchased by a Quant Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Quant Fund may invest are “section 1256 contracts”. Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Quant Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.  Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.

Generally, the hedging transactions undertaken by the Quant Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Quant Fund. In addition, losses realized by the Quant Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Quant Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Quant Fund which is taxed as ordinary income when distributed to shareholders. Each Quant Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Quant Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Quant Fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Quant Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Quant Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Quant Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Unless certain constructive sale rules (discussed above) apply, a Quant Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Quant Fund held the security used to close the short sale. In addition, the Quant Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Quant Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if a Quant Fund enters into a short sale of property that becomes substantially worthless, the Quant Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Quant Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Quant Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Quant Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of a Quant Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Quant Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Quant Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Quant Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Quant Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Quant Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Quant Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Quant Fund’s investment company taxable income and, accordingly, would not be taxable to the Quant Fund to the extent distributed by the Quant Fund as a dividend to its shareholders.  Alternatively, a Quant Fund may elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Quant Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it’s pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Quant Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Quant Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

Income received by a Quant Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50% of the value of a Quant Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Quant Fund will be eligible and may elect to “pass-through” to the Quant Fund’s shareholders the amount of foreign income and similar taxes paid by the Quant Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Quant Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if a Quant Fund makes the election described in the preceding paragraph, the source of the Quant Fund’s income flows through to its shareholders. With respect to the Quant Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Quant Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Quant Fund are held by the Quant Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Quant Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a Quant Fund fails to satisfy its holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

A Quant Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to a shareholder who fails to provide the Quant Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding or who has furnished an incorrect taxpayer identification number to the Quant Fund and the Quant Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Quant Fund shareholders may be subject to state, local and foreign taxes on their Quant Fund distributions. In many states, Quant Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Quant Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Quant Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Quant Fund.  Further, the Quant Funds may from time-to-time make certain types of investments which are not addressed in this brief summary.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Quant Funds which delegates responsibility for voting proxies to the Manager, subject to the Board’s continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Subadvisers that actually manage the assets of the Quant Fund. The Manager and the Subadvisers have their own proxy voting policies and procedures, which the Board has reviewed. The Manager’s and the Subadvisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Quant Funds and that the Manager or the Subadvisers will act in a prudent and diligent manner for the benefit of the Quant Funds. The Manager’s and the Subadvisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Quant Fund and the interests of the Manager or the Subadvisers, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Quant Funds voted proxies relating to portfolio securities during the 12-month period ended [June 30, 2011] will be available without charge on the Quant Funds website (www.quantfunds.com), upon request by contacting the Quant Funds or via the Securities and Exchange Commission web site at www.sec.gov.

Part C   Other Information

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust, dated April 2, 1990 (i)

(1)	Amendment 1, Dated July 18, 1993, to the Agreement and Declaration of Trust, Dated April 2, 1990 (i)

(2)	Establishment and Designation of Class A Shares Dated July 26, 2005 (vii)

(3)	Amendment to establish the Quant Foreign Value Small Cap Fund dated April 29, 2008, to the Agreement and Declaration of Trust, Dated April 2, 1990 (x).

(4)	Amendment to change names of the Funds, dated April 29, 2008, to the Agreement and Declaration of Trust, Dated April 2, 1990 (x).

(b)	Amended and Restated By-Laws, Dated October 22, 2008 (xiii).

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)

(1)	Amended and Restated Management Contract Between Quantitative Group of Funds and Quantitative Investment Advisors, Inc. (formerly Quantitative Advisors, Inc.), dated May 1, 2008 (x).

(2)	Amended and Restated Advisory Contract between Quantitative Advisors and Columbia Partners, LLC, dated January 1, 2009 - Small Cap Fund (xiii).

(3)	Advisory Contract between Quantitative Advisors and PanAgora Asset Management, Inc.), dated August 3, 2007 - Emerging Markets Fund (ix)

(4)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, Inc., Dated January 31, 1999 - Foreign Value Fund (i)

(5)	Advisory Contract between Quantitative Advisors and Analytic Investors, LLC, dated January 2, 2008 - Long/Short Fund (ix)

(6)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 - Foreign Value Small Cap Fund (xiii).

(7)	Amendment to Advisory Contract between Quantitative Advisors and Analytic Investors, LLC, dated January 1, 2009 (xiii)

(8)	Amendment to Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated January 1, 2009 (xiii)

(9)	Advisory Agreement between quantitative Advisors and Columbia Partners, LLC Investment Management to be added by amendment.

(e)

(1)        Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x).

(2)	Form of Specimen Selling Group Agreement (viii)

(f)         Not applicable.

(g)

(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(h)

(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x).

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 (xiii).

(3)              Administration Agreement dated November 1, 2008 (xiii)

(i)         Consent of McLaughlin & Hunt LLP is to be filed by Amendment.

(j)         Consent of Tait, Weller & Baker LLP is to be filed by Amendment.

(k)         Not applicable.

(l)         Not applicable.

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement (xiv)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	Multiple Class Plan Pursuant to Rule 18f-3 (xiii).

(o)         Not applicable.

(p)         (1)              Code of Ethics for the Fund
(a)      Dated April 2000 (ii)
(b)      Dated July 23, 2003 (iii)
(c)      Dated January 1, 2005 (v)
(d)      Dated January 10, 2008 (ix)

(2)	Code of Ethics - Columbia Partners Dated December 15, 2008 (xiii)

(3)	Code of Ethics - PanAgora Asset Management, Inc. Dated December 31, 2009 (xv).

(4)	Code of Ethics - Polaris Capital Management Inc. Dated March 25, 2009 (xiii)

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 (ix)

(q)         Power of Attorney Dated April 29, 2008, (xi)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003.

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004.

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005.

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005.

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005.

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein.

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein.

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein.

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein.

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein.

(xiii)	Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009 and incorporated by reference herein.

(xiv)	Previously filed with Post-Effective Amendment No. 42 to the Registration Statement on May 25, 2010 and incorporated by reference herein.

(xv)	Previously filed with Post-Effective Amendment No.43 to the Registration Statement on July 29, 2010 and incorporated by reference herein.

Item 29. Persons Controlled by or under common control with the Company.

No person is presently controlled by or under common control with the Quantitative Group of Funds d/b/a Quant Funds the “Trust”.

Item 30. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Amended and Restated Agreement and Declaration of Trust, and are hereby incorporated by reference. See Item 23 (a) (1) above.  Under this Declaration of Trust, trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules there under. Under the Investment Company Act of 1940, trustees and officers of the Trust cannot be protected against liability to the Trust or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its directors and officers.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of Quantitative Investment Advisors, Inc., the Registrant’s investment adviser (the “Manager”), is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name                                                                    Business and other connections

Willard L. Umphrey:	President/Treasurer/Clerk/Director, U.S. Boston Insurance Agency, Inc.;
Director/President
Director, U.S. Boston Capital Corporation; President/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC;  Director, U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Quantitative Group of Funds, d/b/a Quant Funds.

Leon Okurowski:                                         Director/President, U.S. Boston Corporation, USB Corporation;
Director/Vice President	Treasurer/Vice President, Quantitative Group of Funds, d/b/a Quant Funds.

Deborah A. Kessinger:	President and Chief Compliance Officer, U.S. Boston Capital

Chief Compliance Officer	Corporation; Chief Compliance Officer, Quantitative Group of Funds, d/b/a Quant Funds; Assistant Clerk, Quantitative Group of Funds, d/b/a Quant Funds.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Item 32. Principal Underwriters

(a)	Not applicable.

(b)	The directors and officer of the Registrant’s principal underwriter are:

Positions and                                                       Positions and
Offices with                                                       Offices with
Name                                         Underwriter                                                       Registrant

Deborah A. Kessinger                                         President and Chief                                                       Chief Compliance Officer and
Compliance Officer                                                       Assistant Clerk

Leon Okurowski                                         Vice President,                                                       Vice President and
Treasurer, Clerk and                                                       Treasurer
Director

Willard L. Umphrey                                         Director                                         President, Chairman
and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

(c)	Not applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s investment advisers:

Quantitative Investment Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, MA  01773

PanAgora Asset Management, Inc.
470 Atlantic Avenue, 8th  Floor
Boston, MA  02110

Columbia Partners, L.L.C., Investment Management
5425 Wisconsin Avenue, Suite 700
Chevy Chase, MD  20815

Polaris Capital Management, LLC
125 Summer Street
Boston, MA  02110

Registrant’s custodian:

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Registrant’s transfer agent:

Quantitative Institutional Services, a division of Quantitative Investment Advisors, Inc.
55 Old Bedford Road
Suite 202
Lincoln, Massachusetts  01773

Item 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or B of this form.

Item 35. Undertakings

Not applicable.

[Rest of Page Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, and the Commonwealth of Massachusetts, on the 17th day of May, 2011.

QUANTITATIVE GROUP OF FUNDS D/B/A QUANT FUNDS

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong *                                                                                  May 17, 2011
Trustee                                                                                  Date

/s/ John M. Bulbrook *                                                                    May 17, 2011
Trustee                                                                                  Date

/s/ William H. Dunlap *                                                                    May 17, 2011
Trustee                                                                                  Date

/s/ Clinton S. Marshall *                                                                    May 17, 2011
Trustee                                                                                  Date

/s/ Willard L. Umphrey*                                                                    May 17, 2011
Trustee                                                                                  Date

*By: /s/ Willard L. Umphrey                                                       May 17, 2011
       Willard L. Umphrey                                                                                  Date
      Attorney in Fact

EXHIBIT INDEX

Exhibit

Number                      Description

None.